SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 1, 2013

SINO-GLOBAL SHIPPING

AMERICA, LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-56 39th Avenue, Room #305

Flushing, New York 11354

(Address of principal executive offices and zip code)

(718) 888-1814

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

On November 1, 2013, the Registrant released a letter from its Chief Executive Officer to shareholders disclosing certain limited information related to its results of operations. A copy of the letter from the Chief Executive Officer to shareholders is attached hereto as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) As previously announced, Mr. Zhang Mingwei, the Chief Financial Officer of the Registrant, has announced his intention to retire. The retirement will be effective as of October 31, 2013. In addition, Mr. Zhang has retired from his position on the Board of Directors, effective as of the same date. Mr. Zhang's retirement is not due to any disagreement related to any matter relating to the registrant's operations, policies or practices.

(c) Effective immediately, the registrant has appointed Mr. Anthony S. Chan as its acting chief financial officer. A copy of Mr. Chan's employment agreement is attached hereto as Exhibit 99.3.

Mr. Chan's employment agreement is effective September 30, 2013 and has an initial term of one year. Under Mr. Chan's employment agreement, Mr. Chan will receive a salary of $150,000 per year, together with an initial signing bonus of $100,000. In addition, Mr. Chan will be eligible for certain bonuses dependent upon the company's performance, as may be determined in the sole discretion of the Registrant's Board of Directors.

Effective September 30, 2013, the Registrant entered into new employment agreements with its Chief Executive Officer, Mr. Cao Lei, and its Chief Operating Officer, Mr. Huang Zhi Kang. Each of these employment agreements have a term of one year. Mr. Cao will receive a salary of $180,000 per year, and Mr. Huang will receive a salary of $100,000 per year. In addition, each of Mr. Cao and Mr. Huang will be eligible for certain bonuses dependent upon the company's performance, as may be determined in the sole discretion of the Registrant's Board of Directors. Copies of Mr. Cao's and Mr. Huang's employment agreements are attached hereto as Exhibits 99.4 and 99.5, respectively.

The employment agreements with Mr. Cao, Mr. Chan and Mr. Huang are dated effective September 30, 2013 notwithstanding their later execution to reflect the performance by each of services prior execution of the agreements. The Registrant intends to request ratification on a non-binding advisory basis from the shareholders at the upcoming annual meeting of shareholders of the new employment agreements for Mr. Chan, Mr. Cao and Mr. Huang.

ITEM 8.01 OTHER EVENTS

On November 1, 2013, the Registrant issued a letter from the Registrant’s Chief Executive Officer to shareholders. A copy of the letter is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
	99.1	Letter from Cao Lei to shareholders dated November 1, 2013
	99.2	Anthony S. Chan employment agreement
	99.3	Cao Lei employment agreement
	99.4	Huang Zhi Kang employment agreement

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Cao Lei
Cao Lei
Chief Executive Officer

Dated:  November 1, 2013

EXHIBIT INDEX

(d)	Exhibits.
	99.1	Letter from Cao Lei to shareholders dated November 1, 2013
	99.2	Anthony S. Chan employment agreement
	99.3	Cao Lei employment agreement
	99.4	Huang Zhi Kang employment agreement